Exhibit 99.2

BB&T
and
Coastal Financial Corporation
Myrtle Beach, South Carolina
Expanding a Great Franchise
Analyst Presentation
December 21, 2006

1

Forward-Looking Information

BB&T has made forward-looking statements in the accompanying analyst presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time the analyst presentation materials were prepared. In particular, the analyst materials in this report include statements regarding expected cost savings from the merger, estimated merger or restructuring charges, estimated increases in Coastal Financial Corporation’s fee income ratio, the anticipated accretive effect of the merger, and BB&T's anticipated performance in future periods. With respect to estimated cost savings and merger or restructuring charges, BB&T has made assumptions about, among other things, the extent of operational overlap between BB&T and Coastal Financial Corporation, the amount of general and administrative expense consolidation, costs relating to converting Coastal Financial Corporation’s bank operations and data processing to BB&T's systems, the size of anticipated reductions in fixed labor costs, the amount of severance expenses, the extent of the charges that may be necessary to align the companies' respective accounting policies, and other costs related to the merger. The realization of cost savings and the amount of merger or restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

Any statements in the accompanying exhibit regarding the anticipated accretive effect of the merger and BB&T's anticipated performance in future periods are subject to risks relating to, among other things, the following possibilities: (1) expected cost savings from this merger or other previously announced mergers may not be fully realized or realized within the expected time frame; (2) deposit attrition, customer loss or revenue loss following proposed mergers may be greater than expected; (3) competitive pressure among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners, including Coastal Financial Corporation, may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, or a reduced demand for credit; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T and Coastal Financial Corporation are engaged; (8) adverse changes may occur in the securities markets; and (9) competitors of BB&T and Coastal Financial Corporation may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T and Coastal Financial Corporation.

BB&T believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder value of BB&T following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management's ability to control or predict.

2

Outline

•	Background and transaction terms

•	Financial data

•	Rationale for the acquisition

•	Investment criteria

•	Summary

•	Appendix

3

BB&T Corporation (BBT)

•	$118.5 billion financial holding company

•	1,461 branch locations in NC, SC, VA, GA, MD, TN, WV, KY, FL, AL, IN, and the District of Columbia

		For 3 Months
		Ended 9/30/06
•	Operating ROA	1.46%
•	Cash Basis ROA	1.59%
•	Operating ROE	14.83%
•	Cash Basis ROE	28.53%
•	Cash Basis Efficiency Ratio	53.23%

4

Coastal Financial Corporation

•	$1.7 billion bank holding company headquartered in Myrtle Beach, South Carolina

•	Coastal Financial has 24 branches: 17 in the Myrtle Beach area of South Carolina, and seven in the Wilmington area of North Carolina

		For 3 months
		Ended 9/30/06
•	ROA	1.21%
•	Cash Basis ROA	1.21%
•	ROE	18.48%
•	Cash Basis ROE	18.48%
•	Cash Basis Efficiency Ratio	57.68%

5

Company History

•	Originally founded in 1954 by a group of local community leaders who saw a need for a local bank that people could come to for assistance in buying or building a home.

•	Coastal Federal is the subsidiary bank and is organized as a federal savings bank.

•	Coastal Financial is the 12th largest financial institution in South Carolina.

•	First in deposit market share for six consecutive years in Horry County, South Carolina; currently ranked third in Brunswick County, North Carolina.

6

Pro Forma Company Profile

•	Size:	$120.2 billion in assets
$24.3 billion in market capitalization*
•	Offices:

VA	402

NC	347

GA	150
MD	127

SC	116

FL	101
KY	92
WV	78
TN	58
DC	10
AL	2
IN	2
TOTAL	1,485

  *Based on closing prices as of 12/20/2006.

7

Terms of the Transaction

8

Terms of the Transaction

•	Purchase price:	$17.04*

•	Aggregate value:	$394.6 million*

•	Consideration:	A fixed exchange ratio of 0.385 of a share of BB&T stock for each share of Coastal Financial stock

•	Structure:	Tax-free exchange

•	Termination fee:	$15 million

•	Expected closing:	Second quarter 2007

•	Due Diligence:	Completed

  *Based on BB&T’s closing stock price of $44.27 on 12/20/06.

9

Pricing*

•	Purchase price	$17.04
•	Premium/market	18.03%
•	Price/9-30-06 stated book	3.28	x
•	Price/9-30-06 tangible book	3.28	x
•	Price/LTM EPS	20.05	x
•	BB&T shares issued	8.9	million*

  *BB&T shares based on Coastal Financial’s shares outstanding adjusted for stock options using the treasury method.

10

Acquisition Comparables*

Comparable Acquisitions Announced in the Southeast since January 1, 2004 with Seller Assets over $50 Million

									Deal Pr/	Deal Pr/
		Date	Seller		Deal Value/	Deal Pr/	Deal	Deal Pr/	LTM	LTM Core
Buyer	Seller	Announced	Total Assets	Deal Value	Assets	Stock Pr	Pr/Bk	Tg Bk	EPS	EPS
			($M)	($M)	(%)	(%)	(%)	(%)	(x)	(x)

South Financial Group, Inc. (The)	CNB Florida Bancshares, Inc.	1/20/2004	810.3	154.8	19.1	9.5	272.6	303.6	24.0	25.8
South Financial Group, Inc. (The)	Florida Banks, Inc.	3/17/2004	943.8	168.0	17.8	26.5	311.7	311.7	36.7	36.7
First Citizens Bancorporation, Inc.	People's Community Capital Corporation	10/18/2004	121.5	39.9	32.9	33.3	278.0	278.0	29.1	29.7
South Financial Group, Inc. (The)	Pointe Financial Corporation	10/27/2004	374.3	103.7	27.7	NA	291.1	316.5	33.3	37.7
Colonial BancGroup, Inc.	FFLC Bancorp, Inc.	1/14/2005	1,065.3	225.0	21.1	15.9	259.9	259.9	22.2	22.2
First Citizens Bancorporation, Inc.	Summit Financial Corporation	3/7/2005	320.9	110.0	34.3	(5.6)	266.7	268.0	24.4	24.7
FLAG Financial Corporation	First Capital Bancorp, Inc.	5/26/2005	675.0	135.2	20.0	40.1	221.6	255.7	32.8	32.8
Security Bank Corporation	Rivoli Bancorp, Inc.	9/9/2005	210.9	40.5	19.2	NA	316.7	316.7	27.0	27.3
American National Bankshares Inc.	Community First Financial Corporation	10/18/2005	164.9	33.1	20.1	36.3	210.9	210.9	30.1	34.1
Alabama National BanCorporation	Florida Choice Bankshares Inc.	10/27/2005	293.9	108.8	37.0	137.2	259.6	259.6	28.6	28.6
BB&T Corporation	Main Street Banks, Inc.	12/14/2005	2,473.6	622.7	25.2	(0.8)	209.6	322.4	20.1	18.8
GB&T Bancshares, Inc.	Mountain Bancshares Inc.	12/19/2005	124.3	41.9	33.7	NA	289.4	289.5	31.1	31.1
BNC Bancorp	SterlingSouth Bank & Trust Company	2/6/2006	148.3	34.9	23.5	32.8	230.7	230.7	26.0	26.0
Mercantile Bankshares Corporation	James Monroe Bancorp, Inc.	3/27/2006	529.9	143.8	27.1	26.9	330.8	330.8	32.7	32.7
Dickinson Financial Corporation II	Southern Commerce Bank	4/10/2006	91.9	20.8	22.6	NA	201.4	201.4	23.9	23.9
Security Bank Corporation	Homestead Bank	4/19/2006	223.8	50.0	22.3	NA	264.8	264.8	26.3	26.3
National City Corporation	Harbor Florida Bancshares, Inc.	7/10/2006	3,213.8	1,104.1	34.4	21.6	320.5	324.2	21.8	21.8
National City Corporation	Fidelity Bankshares, Inc.	7/26/2006	4,235.0	1,038.4	24.5	11.8	342.3	367.8	30.5	30.5
Ameris Bancorp	Islands Bancorp	8/15/2006	69.3	18.6	26.8	NA	240.2	240.2	28.9	28.9
Park National Corporation	Vision Bancshares, Inc.	9/14/2006	695.7	169.6	24.4	26.7	298.0	321.9	18.6	18.6
Atlantic Southern Financial Group, Inc.	First Community Bank of Georgia	9/15/2006	72.9	18.0	24.7	21.6	238.2	238.2	18.3	18.3

Maximum			4,235.0	1,104.1	37.0	137.2	342.3	367.8	36.7	37.7
Minimum			69.3	18.0	17.8	(5.6)	201.4	201.4	18.3	18.3

Average			802.8	208.7	25.6	28.9	269.3	281.6	27.0	27.4

Median			320.9	108.8	24.5	26.6	266.7	278.0	27.0	27.3

Deal Price: $17.04

BB&T Corporation	Coastal Financial Corporation		1,659.5	394.6	23.8	18.0	327.8	327.8	20.1	20.4

Over/(Under) Average Comparables					(1.9)	(10.9)	58.5	46.2	(6.9)	(7.0)

*Source for Acquisition Comparables: SNL Financial

11

Acquisition Comparables*

Comparable Acquisitions Announced since January 1, 2004
with Seller Assets over $500 Million

									Deal Pr/	Deal Pr/
		Date	Seller		Deal Value/	Deal Pr/	Deal	Deal Pr/	LTM	LTM Core
Buyer	Seller	Announced	Total Assets	Deal Value	Assets	Stock Pr	Pr/Bk	Tg Bk	EPS	EPS
			($M)	($M)	(%)	(%)	(%)	(%)	(x)	(x)

J.P. Morgan Chase & Co.	Bank One Corporation	1/14/2004	290,006.0	58,783.3	20.3	15.1	256.1	285.4	17.3	18.8
South Financial Group, Inc. (The)	CNB Florida Bancshares, Inc.	1/20/2004	810.3	154.8	19.1	9.5	272.6	303.6	24.0	25.8
Sovereign Bancorp, Inc.	Waypoint Financial Corp.	3/8/2004	5,329.9	995.7	18.7	12.9	232.2	244.8	22.3	26.5
Popular, Inc.	Quaker City Bancorp, Inc.	3/18/2004	1,755.1	367.3	20.9	19.4	240.6	241.1	16.0	16.0
Associated Banc-Corp	First Federal Capital Corp	4/27/2004	3,743.1	602.9	16.1	27.4	208.4	306.4	15.9	15.9
Colonial BancGroup, Inc.	FFLC Bancorp, Inc.	1/14/2005	1,065.3	225.0	21.1	15.9	259.9	259.9	22.2	22.2
Willow Grove Bancorp, Inc.	Chester Valley Bancorp Inc.	1/20/2005	644.7	151.9	23.6	28.2	265.2	274.3	23.4	26.3
Capital One Financial Corporation	Hibernia Corporation	3/7/2005	22,084.6	4,977.4	22.5	16.0	231.0	279.6	15.3	15.3
Associated Banc-Corp	State Financial Services Corporation	3/21/2005	1,475.9	276.3	18.7	26.6	229.6	351.9	18.5	19.4
Fulton Financial Corporation	Columbia Bancorp	7/26/2005	1,284.1	310.7	24.2	16.7	324.8	324.8	20.9	20.9
Rabobank Nederland	Central Coast Bancorp	10/12/2005	1,248.6	371.4	29.7	23.6	321.8	321.8	24.8	24.8
Marshall & Ilsley Corporation	Gold Banc Corporation, Inc.	11/9/2005	4,076.8	714.7	17.5	24.1	260.2	297.4	15.6	26.8
BB&T Corporation	Main Street Banks, Inc.	12/14/2005	2,473.6	622.7	25.2	(0.8)	209.6	322.4	20.1	18.8
Placer Sierra Bancshares	Southwest Community Bancorp	2/15/2006	656.5	175.0	26.7	11.4	300.3	300.3	17.2	20.4
MB Financial, Inc.	First Oak Brook Bancshares, Inc.	5/1/2006	2,326.2	372.6	16.0	34.6	271.5	271.5	23.1	24.0
Wachovia Corporation	Golden West Financial Corporation	5/7/2006	127,556.5	25,473.8	20.0	15.0	276.6	276.6	16.5	16.6
First Republic Bank	BWC Financial Corp.	5/20/2006	564.2	176.9	31.4	10.4	328.8	328.8	19.5	19.5
Sterling Financial Corporation	FirstBank NW Corp.	6/4/2006	846.0	169.6	20.0	23.3	207.8	272.7	19.3	19.3
Citizens Banking Corporation	Republic Bancorp Inc.	6/26/2006	6,243.7	1,033.5	16.6	31.9	251.3	253.6	15.0	15.2
National City Corporation	Harbor Florida Bancshares, Inc.	7/10/2006	3,213.8	1,104.1	34.4	21.6	320.5	324.2	21.8	21.8
National City Corporation	Fidelity Bankshares, Inc.	7/26/2006	4,235.0	1,038.4	24.5	11.8	342.3	367.8	30.5	30.5
NewAlliance Bancshares, Inc.	Westbank Corporation	7/18/2006	821.8	116.5	14.2	27.8	234.7	304.2	24.2	24.2
Park National Corporation	Vision Bancshares, Inc.	9/14/2006	695.7	169.6	24.4	26.7	298.0	321.9	18.6	18.6
Sterling Financial Corporation	Northern Empire Bancshares	9/17/2006	1,328.8	335.1	25.2	22.2	274.4	274.4	18.3	18.3

Maximum			290,006.0	58,783.3	34.4	34.6	342.3	367.8	30.5	30.5
Minimum			564.2	116.5	14.2	(0.8)	207.8	241.1	15.0	15.2

Average			20,186.9	4,113.3	22.1	19.6	267.4	296.2	20.0	21.1

Median			1,615.5	369.4	21.0	20.5	262.7	298.9	19.4	20.0

Deal Price: $17.04

BB&T Corporation	Coastal Financial Corporation		1,659.5	394.6	23.8	18.0	327.8	327.8	20.1	20.4

Over/(Under) Average Comparables					1.7	(1.6)	60.4	31.5	0.0	(0.6)

*Source for Acquisition Comparables: SNL Financial

12

Financial Data

13

Financial Summary

	BB&T	CFCP
For The Quarter Ended:	9/30/06	9/30/06
ROA*	1.46%	1.21%
Cash Basis ROA	1.59	1.21
ROE*	14.83	18.48
Cash Basis ROE	28.53	18.48
Net Interest Margin (FTE)	3.68	3.74
Cash Basis Efficiency Ratio	53.23	57.68
Net Charge-Offs	0.27	0.04
Reserve/NPLs	359.16	425.62
NPAs/Assets	0.28	0.21

*BB&T’s ratios are calculated on an operating basis.

14

Capital Strength

	BB&T	CFCP
	9/30/06	9/30/06

Equity/assets	9.9%	6.8%

Leverage capital ratio	7.2%	7.8%

Total risk-based capital	14.6%	14.3%

15

Rationale for Acquisition

•

BB&T has announced a strategy to pursue in-market (Carolinas/Virginia/West Virginia/ DC/Maryland/Tennessee/Kentucky/Florida/Georgia) acquisitions of high quality banks and thrifts in the $500 million to $15 billion range. The acquisition of Coastal Financial is consistent with this strategy.

•

This merger accelerates BB&T’s long term earnings growth rates by expanding BB&T’s South Carolina market; provides significant expansion in the high growth Myrtle Beach-Conway-North Myrtle Beach MSA and in the Wilmington, NC MSA.

•	An acquisition of Coastal Financial provides BB&T with the following:

—	Quality bank branches in premium locations

—	The opportunity to sell BB&T’s broad array of banking and insurance products to Coastal Financial's client base.

•	Improves efficiency - 45% cost savings fully realized in the first 12 months of operations following conversion.

•	This merger solidifies BB&T’s 3rd place market share rank in South Carolina.

•

The merger increases BB&T’s market share rank to #1 in the Myrtle Beach-Conway, SC federal banking market, rising from #4 in market share and further enhances our #1 rank in the Wilmington, NC federal banking market.

•	This acquisition is consistent with past acquisitions which we have successfully executed, i.e., it fits our model.

16

Assumptions

•	Targeted Annual Cost Savings – $19.0 million or approximately 45% of Coastal Financial’s 2006 noninterest expense base to be fully realized in the first twelve months following conversion

•	Revenue Synergies – Noninterest income is grown to achieve a core fee income ratio of 35% in year 7 of the model

•	Merger-Related Charges – One-time after-tax merger-related charges of $23.4 million

17

Branch Locations

▲ BB&T Corporation
○ Coastal Financial Corporation

18

2006 Economic Vitality Map

EVM by County
Superior
Excellent
Above Average
Average
Below Average
Weak
Poor

Coastal Financial Corporation

19

Market Characteristics

Myrtle Beach, South Carolina

•	60 miles of coastline surrounding Myrtle Beach draws 13 million visitors annually according to the Myrtle Beach Chamber of Commerce

•	Myrtle Beach-Conway-North Myrtle Beach is the 13th fastest growing MSA in the United States according to the U.S. Census Bureau statistics released in 2001 and has grown 36.5% in the last decade.

•

Growing population of Horry County has caused the housing market to surpass reported national trends in housing growth. In 2004, Horry County issued 7,068 new residential construction permits, valued at more than $857 million, representing a 65.6% increase over the 4,268 permits issued in 2001, valued at $405 million.

20

Market Characteristics

Wilmington, North Carolina

•

International trade contributes to the strength of Wilmington’s economy. Wilmington is home to North Carolina’s deep sea water port through which over three million tons of cargo enter or leave the U.S. each year.

•

Total economic activity in Brunswick, New Hanover, and Pender Counties rose almost ten percent in both 2004 and 2005, and another eight percent, through mid-2006, according to the Greater Wilmington Chamber of Commerce.

•

The major drivers of current local economic growth are professional and medical services and retail sales. The local economy is forecast to grow another eight percent over 2007. The local economy continues to outperform both the state and national economies.

21

Merger Criteria Results

DESCRIPTION	BB&T CRITERIA	MODEL RESULTS
Cash EPS	Accretive by year 2	Accretive beginning in year 2
GAAP EPS	Accretive by year 3	Accretive beginning in year 3
IRR	15% or better	18.03%
Cash ROE	Accretive by year 3	Accretive beginning in year 2
Cash ROA	Accretive by year 3	Accretive beginning in year 2
Tangible book value per share	Accretive by year 5	Accretive beginning in year 4
Combined leverage ratio	> 7%	> 7% in all years

Criteria are listed in order of importance. There are sometimes trade-offs among criteria. BB&T is primarily concerned with cash basis measures for each criterion.

22

Summary

•	The acquisition of Coastal Financial Corporation is a strong strategic fit:

–	It helps accomplish our goal of expanding our presence in our core footprint area.

–	This merger solidifies BB&T’s #3 market share rank in South Carolina.

–

The merger increases BB&T’s market share rank to #1 in the Myrtle Beach federal banking market, rising from the #4 position and solidifies our #1 rank in the Wilmington, North Carolina federal banking market.

–	It fits culturally and geographically.

–	This transaction meets our merger criteria.

–	This is the type of merger we have consistently, successfully executed.

23

Appendix

•	Historical financial data

•	Glossary

•	Where to go for additional information about BB&T, Coastal Financial Corporation, and the merger

24

Coastal Financial Corporation
Financial Summary

	12 months ending		12 months ending		12 months ending
	September 30,	%	September 30,	%	September 30,	%
	2004	Change	2005	Change	2006	Change

Earnings Summary
(In thousands)
Interest Income (FTE)
Interest on loans & leases	$46,765	11.5%	$56,826	21.5%	$75,932	33.6%
Interest & dividends on securities	19,040	10.3%	21,732	14.1%	23,721	9.2%
Interest on temporary investments	—	N/A	—	N/A	—	N/A

Total interest income (FTE)	65,805	11.1%	78,558	19.4%	99,653	26.9%

Interest Expense
Interest expense on deposit accounts	10,024	-16.5%	14,079	40.5%	26,743	89.9%
Interest on short-term borrowings	2,114	23.1%	2,418	14.4%	2,335	-3.4%
Interest on long-term debt	11,386	22.7%	13,233	16.2%	15,995	20.9%

Total interest expense	23,524	2.3%	29,730	26.4%	45,073	51.6%

Net interest income (FTE)	42,281	16.7%	48,828	15.5%	54,580	11.8%
Less taxable equivalency adjustment	—	N/A	—	N/A	—	N/A

Net interest income	42,281	16.7%	48,828	15.5%	54,580	11.8%
Provision for loan losses	1,750	-34.1%	1,697	-3.0%	1,385	-18.4%

Net interest income after provision	40,531	20.8%	47,131	16.3%	53,195	12.9%

Noninterest Income
Service charges on deposit accounts	3,771	8.1%	6,137	62.7%	9,385	52.9%
Non-deposit fees and commissions	2,863	37.5%	3,372	17.8%	3,965	17.6%
G / (L) on sale of real estate & securities	(1,094)	-342.6%	(401)	-63.3%	(394)	N/A
Other operating income	3,631	-25.7%	3,416	-5.9%	4,109	20.3%

Total noninterest income	9,171	-15.9%	12,524	36.6%	17,065	36.3%

Noninterest Expense
Personnel	16,099	19.7%	18,460	14.7%	22,242	20.5%
Occupancy & equipment	6,176	4.4%	7,601	23.1%	10,345	36.1%
Intangible amortization	—	N/A	—	N/A	—	N/A
Other operating expenses	4,994	-35.9%	7,458	49.3%	8,471	13.6%

Total noninterest expense	27,269	0.4%	33,519	22.9%	41,058	22.5%

Net income before taxes	22,433	29.6%	26,136	16.5%	29,202	11.7%
Income taxes	7,627	24.2%	8,982	17.8%	10,201	13.6%

Net income before nonrecurring items	14,806	32.5%	17,154	15.9%	19,001	10.8%

Nonrecurring income / (charges)	—	N/A	—	N/A	—	N/A

Net income	$14,806	32.5%	$17,154	15.9%	$19,001	10.8%

Basic EPS	$0.71	30.8%	$0.81	14.2%	$0.88	9.6%
Diluted EPS	0.67	29.6%	0.76	14.1%	0.85	11.1%

Book value	$4.03	13.9%	$4.54	12.6%	$5.20	14.5%

EOP shares	21,159		21,403		21,687
Basic shares	20,966		21,274		21,509
Diluted shares	22,128		22,465		22,406

25

Coastal Financial Corporation
Financial Summary

	12 months ending		12 months ending		12 months ending
	September 30,	%	September 30,	%	September 30,	%
	2004	Change	2005	Change	2006	Change

Average Balance Sheet
(In thousands)
Assets
Loans	$743,962	21.8%	$860,613	15.7%	$1,007,219	17.0%
Loans held for sale	13,671	-27.6%	13,184	-3.6%	7,282	-44.8%
Securities	403,610	12.8%	449,402	11.3%	476,536	6.0%
Other earning assets	—	N/A	—	N/A	—	N/A

Total interest-earning assets	1,161,243	17.6%	1,323,199	13.9%	1,491,037	12.7%

Goodwill & other intangibles	—	N/A	—	N/A	—	N/A
Other assets	93,457	8.0%	106,301	13.7%	153,963	44.8%

Total assets	$1,254,700	16.8%	$1,429,500	13.9%	$1,645,000	15.1%

Net interest margin	3.64%		3.69%		3.66%

Liabilities & Shareholders' Equity
Interest-bearing deposits:
Money Market & NOW	$317,107	7.7%	$342,062	7.9%	$339,439	-0.8%
Savings	50,509	23.5%	64,973	28.6%	75,224	15.8%
CD's and other time	250,211	-3.2%	320,679	28.2%	439,841	37.2%

Total interest-bearing deposits	617,827	4.0%	727,714	17.8%	854,504	17.4%
Short-term borrowed funds	143,842	53.8%	101,221	-29.6%	62,386	-38.4%
Long-term debt	296,437	37.1%	337,108	13.7%	365,064	8.3%

Total interest-bearing liabilities	1,058,106	17.1%	1,166,043	10.2%	1,281,954	9.9%

Demand deposits	101,298	34.5%	163,278	61.2%	211,713	29.7%
Other liabilities	16,396	-33.3%	8,679	-47.1%	43,633	402.7%

Total liabilities	1,175,800	17.2%	1,338,000	13.8%	1,537,300	14.9%

Common equity	78,900	11.9%	91,500	16.0%	107,700	17.7%

Total equity	78,900	11.9%	91,500	16.0%	107,700	17.7%

Total liabilities & shareholders' equity	$1,254,700	16.8%	$1,429,500	13.9%	$1,645,000	15.1%

* The average balance sheet was built using information gathered from SEC filings and SNL Datasource.

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Coastal Financial Corporation
Financial Summary

	12 months ending	12 months ending	12 months ending
	September 30,	September 30,	September 30,
	2004	2005	2006

Ratio Analysis

ROA	1.18%	1.20%	1.18%
ROCE	18.77%	18.75%	18.55%
Efficiency ratio	51.9%	54.3%	57.0%
Adj. noninterest income / Adj. revenues	19.5%	20.9%	24.2%
Equity / Assets	6.5%	6.3%	6.8%

Credit Quality
(In thousands)
Beginning	$9,832	$11,077	$11,748

Provision	1,750	1,697	1,385
Acquired allowance	—	—	—
Net charge-offs	(505)	(1,026)	(407)

Ending allowance	$11,077	$11,748	$12,726

Allowance	1.37%	1.23%	1.17%
Charge-off rate	0.07%	0.12%	0.04%

Period end loans & leases	$810,053	$954,129	$1,090,084

Period end common equity	$85,348	$97,221	$112,824

Total assets	$1,305,094	$1,543,459	$1,659,475

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Glossary

Return on Assets – Earnings (excluding equity-based compensation, merger-related charges or credits, and nonrecurring items) for the period as a percentage of average assets for the period.

Return on Equity – Earnings (excluding equity-based compensation, merger-related charges or credits, and nonrecurring items) for the period as a percentage of average common equity for the period.

Cash Basis Performance Results and Ratios – These calculations exclude the effect of intangible assets, amortization of intangibles, net amortization of purchase accounting mark-to-market adjustments, equity-based compensation, merger-related charges or credits, and nonrecurring items.

Efficiency Ratio – Noninterest expense as a percentage of the sum of net interest income on a fully taxable equivalent basis (“FTE”) and noninterest income (excludes securities gains/losses, foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives, equity-based compensation, merger-related charges or credits, and nonrecurring items).

Tier 1 Capital – Calculated as common shareholders’ equity excluding unrealized gains or losses on debt securities available for sale, unrealized gains on equity securities available for sale and unrealized gains or losses on cash flow hedges, net of deferred income taxes; plus certain mandatorily redeemable capital securities, less nonqualifying intangible assets net of applicable deferred income taxes, and certain nonfinancial equity investments.

Leverage Capital Ratio – Tier 1 capital as a percentage of average tangible assets.

Total Risk-Based Capital Ratio – The sum of Tier 1 capital, a qualifying portion of subordinated debt, and a qualifying portion of the allowance for loan and lease losses as a percentage of risk-weighted assets.

Net Charge-Off Ratio – Loan and lease losses net of recoveries as a percentage of average loans and leases.

Net Revenue – Net interest income FTE before the provision for loan losses plus noninterest income.

Internal Rate of Return – The interest rate that equates the present value of future returns to the investment outlay. An investment is considered acceptable if its IRR exceeds the required return. The investment is defined as the market value of the stock and/or other consideration to be received by the selling shareholders.

Certain of the ratios discussed above may be annualized if the applicable periods are less than a full year.

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The foregoing may be deemed to be offering materials of BB&T Corporation (“BB&T”) in connection with BB&T’s proposed acquisition of Coastal Financial Corporation (“Coastal Financial”) on the terms and subject to the conditions in the Agreement and Plan of Reorganization, dated December 20, 2006, between BB&T and Coastal Financial.

Shareholders of Coastal Financial Corporation, BB&T Corporation, and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about BB&T; Coastal Financial Corporation; the merger; the persons soliciting proxies in the merger; and their interests in the merger and related matters. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC’s web site (http://www.sec.gov) and from Coastal Financial and BB&T, as follows:

Jerry Rexroad	Michael L. Nichols
Executive Vice President & CFO	External Reporting Manager
Coastal Financial Corporation	BB&T
2619 Oak Street	150 S. Stratford Road, Suite 400
Myrtle Beach, South Carolina 29577	Winston-Salem, North Carolina 27104
Phone: (843) 205-2663	Phone: (336)733-3079

BB&T, Coastal Financial and their respective directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of Coastal Financial in connection with this transaction. Information about the directors and executive officers of BB&T may be found in BB&T’s proxy statement filed with the SEC on March 15, 2006 and will be incorporated by reference in the proxy statement/prospectus. Information about Coastal Financial’s directors and executive officers may be found in Coastal Financial’s proxy statement/prospectus filed with the SEC on December 18, 2006. You can obtain free copies of these documents as described above. In addition to the proposed registration statement and proxy statement/prospectus, BB&T & Coastal Financial file annual, quarterly and special reports, proxy statements, and other information with the SEC. These filings also are available on the SEC’s web site at http://www.sec.gov.

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